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                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE

                                                                        CONTACT:
                                                                     Teresa Hess
                                                    Director, Investor Relations
                                                       Tecumseh Products Company
                                                                    734-585-9507

       TECUMSEH PRODUCTS COMPANY ANNOUNCES SPECIAL MEETING OF SHAREHOLDERS

ANN ARBOR, MICH., AUGUST 13, 2008 -- Tecumseh Products Company (NASDAQ: TECUA, TECUB), a leading global manufacturer of compressors and related products, today announced that it will hold a special meeting of shareholders on Friday, November 21, 2008. The Company expects to issue a notice of the special meeting, which will include, among other things, the location of the meeting and the matters to be brought before the special meeting. The record date for the meeting will be October 17, 2008.

The agenda for the meeting will include a proposal by the Herrick Foundation, a large holder of the Company's voting shares, seeking the removal of Dr. Peter Banks and Mr. David Risley from the Company's board of directors and, to the extent that removal is approved, the election of replacements for them. This proposal is being included in the agenda for the meeting in accordance with an agreement between the Company and the Herrick Foundation and incorporated into an order of the Circuit Court for the County of Lenawee, Michigan in connection with a lawsuit commenced in that Court by the Herrick Foundation in June, 2008.

Dr. Banks and Mr. Risley were re-elected to the Company's board of directors at the Company's most recent Annual Meeting of Shareholders which was held on April 30 of this year. At that meeting, over 95% of the votes cast were voted in favor of each of Dr. Banks and Mr. Risley, including the votes submitted by the Herrick Foundation. In its filings in its lawsuit, the Herrick Foundation pointed to no actions taken or developments supporting the removal of Dr. Banks and Mr. Risley as Company directors subsequent to the Company's 2008 Annual Meeting.

"Dr. Banks and Mr. Risley have made substantial contributions to the Company and its board of directors. The Company is completely opposed to their removal from the board," said Ed Buker, Chairman, President and CEO of Tecumseh Products. "We see this special meeting as offering shareholders a clear choice between continuing to move forward with the Company's intensive efforts to increase shareholder value or turning back to the past. Shareholders will have an opportunity to choose between the plans and actions for improvement that have been laid out by the Company's new management team, or to follow the direction of the past family management under which the Company underperformed, experienced heavy losses, made non-accretive acquisitions and greatly diminished shareholder value."

The Herrick Foundation's president, Todd Herrick, was formerly Chairman and CEO of Tecumseh. In early 2007, after reporting significant losses for two years and under pressure from a significant debt load, the Board of Tecumseh took the extraordinary action, after careful consideration and to fulfill its


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fiduciary duties, of removing Mr. Herrick as CEO and installed new leadership, including three new independent directors, a new Chairman and CEO and a new senior management team. Since that time, Mr. Herrick, through the Foundation, has instituted two legal actions against the Company.

In addition to the changes in the board's composition and a strengthened management team, the Company's efforts have included strategies for improving profitability, reducing costs, eliminating debt, and focusing on higher-margin products that leverage the Company's core competencies. Notably, these efforts have moved Tecumseh toward its objective of becoming a global company with best-in-class operations, processes and governance structure. Over the same period of time, the Company's stock price has increased by more than 60%.

Under the agreement between the Company and the Herrick Foundation entered as an order by the court, before October 22, 2008 the Herrick Foundation must provide the Company with the information required by SEC rules about the Herrick Foundation's nominees to replace Dr. Banks and Mr. Risley if they are removed. Under the Company's advance notice bylaw, any other shareholder who wishes to nominate a candidate must give the Company written notice, containing all the information specified in the bylaws, by the close of business on August 23, 2008 (the tenth day after this press release).

The Company currently expects that additional matters will be on the agenda for the special meeting of shareholders.

TECUMSEH PRODUCTS COMPANY PLANS TO SOLICIT PROXIES FOR THE SPECIAL MEETING. BEFORE SOLICITING PROXIES, THE COMPANY WILL PROVIDE SHAREHOLDERS WITH A PROXY STATEMENT, WHICH IT WILL ALSO FILE WITH THE SEC. THE COMPANY ADVISES SHAREHOLDERS TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS MAY OBTAIN FREE COPIES OF THE PROXY STATEMENT (WHEN IT IS AVAILABLE) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC AT THE SEC'S WEBSITE AT WWW.SEC.GOV. THEY MAY ALSO ACCESS A COPY OF THE COMPANY'S PROXY STATEMENT WHEN IT IS AVAILABLE BY ACCESSING WWW.TECUMSEH.COM. IN ADDITION, SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT WHEN IT IS AVAILABLE BY CONTACTING GEORGESON INC. TOLL FREE AT (866) 203-1198 (BANKS AND BROKERS CALL (212) 440-9800).

THE COMPANY, ITS DIRECTORS, AND SOME OF ITS EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING. INFORMATION ABOUT THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS IS SET FORTH IN THE PROXY STATEMENT FOR ITS 2008 ANNUAL MEETING OF SHAREHOLDERS, AS FILED WITH THE SEC ON APRIL 2, 2008. INFORMATION ABOUT THE PARTICIPANTS' DIRECT OR INDIRECT INTERESTS IN THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING WILL ALSO BE CONTAINED IN THE PROXY STATEMENT REFERRED TO ABOVE.

THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES FOR SALE.

ABOUT TECUMSEH PRODUCTS COMPANY

Tecumseh Products Company is a full-line independent global manufacturer of hermetically sealed compressors for residential and commercial refrigerators, freezers, water coolers, dehumidifiers, window air conditioning units and residential and commercial central system air conditioners and heat pumps.

Press releases and other investor information can be accessed via the Investor Relations section of Tecumseh Products Company's Internet web site at http://www.tecumseh.com.


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CAUTIONARY STATEMENTS RELATING TO FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor provisions created by that Act. In addition, forward-looking statements may be made orally in the future by or on behalf of the Company. Forward-looking statements can be identified by the use of terms such as "expects," "should," "may," "believes," "anticipates," "will," and other future tense and forward-looking terminology.

Readers are cautioned that actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, i) the Company's ability to maintain adequate liquidity in total and within each foreign operation; ii) the success of the Company's ongoing effort to bring costs in line with projected production levels and product mix; iii) weather conditions affecting demand for replacement products; iv) availability and cost of materials, particularly commodities, including steel, copper and aluminum, whose cost can be subject to significant variation; v) financial market changes, including fluctuations in interest rates and foreign currency exchange rates; vi) actions of competitors; vii) changes in business conditions and the economy in general in both foreign and domestic markets; viii) the effect of terrorist activity and armed conflict; ix) economic trend factors such as housing starts; x) emerging governmental regulations; xi) the ultimate cost of resolving environmental and legal matters; xii) the Company's ability to profitably develop, manufacture and sell both new and existing products; xiii) the extent of any business disruption that may result from the restructuring and realignment of manufacturing operations or system implementations, the ultimate cost of those initiatives and the amount of savings actually realized; xiv) the extent of any business disruption caused by work stoppages initiated by organized labor unions; xv) potential political and economic adversities that could adversely affect anticipated sales and production in Brazil; xvi) potential political and economic adversities that could adversely affect anticipated sales and production in India, including potential military conflict with neighboring countries; xvii) increased or unexpected warranty claims; and xviii) the ongoing financial health of major customers. These forward-looking statements are made only as of the date of this release, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.


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